Subsequent events	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Declaration of dividend
In July 2022, our Board of Directors declared a quarterly cash dividend of $0.10 per common share, which was paid on September 15, 2022 to all shareholders of record as of August 11, 2022.
Vessels sales
In July 2022, we closed on the sale of the MR tanker, STI Benicia. In advance of the closing of the sale, we repaid the aggregate outstanding lease obligation of $14.2 million relating to this vessel on the $157.5 Million Lease Financing in June 2022.
In August 2022, we closed on the sale of the LR2 tanker, STI Nautilus. In advance of the closing of the sale, we repaid the outstanding balance of $20.0 million relating to this vessel on the 2020 $225.0 Million Credit Facility in July 2022.
Repurchase of Common Shares
In July, September, and October 2022, we repurchased an aggregate of 1,397,220 of our common shares in the open market at an average price of $38.32 per share. In August 2022, we repurchased 1,293,661 of our common shares from Eneti Inc., a related party, at $38.65 per share.
Repurchase of Convertible Notes Due 2025
In July 2022, we repurchased $1.5 million face value of our Convertible Notes Due 2025 in the open market at an average price of $1,145.00 per $1,000.00 principal amount, or $1.7 million. The consideration paid includes the accreted principal balance, which has accrued since the issuance date and equaled approximately 107% as of the repurchase date.
Exercise of Purchase Options on Six Leased Vessels
In August 2022, we exercised the purchase options on six 2014 built MR product tankers that were previously financed under the China Huarong Lease Financing (STI Opera, STI Virtus, STI Venere, STI Aqua, STI Dama, and STI Regina) and repaid the aggregate outstanding lease obligation of $95.0 million as part of these transactions.
Exercise of Purchase Options on Nine Leased Vessels
In September 2022, we gave notice to exercise the purchase options on two Handymax product tankers (STI Battersea and STI Wembley), four MR product tankers (STI Ville, STI Texas City, STI Meraux and STI Brooklyn), and three LR2 product tankers (STI Rose, STI Rambla and STI Sanctity). These vessels are currently financed under the AVIC Lease Financing, the COSCO Lease Financing and the Ocean Yield Lease Financing. The purchases, which are expected to occur in the fourth quarter of 2022 and the first quarter of 2023, are expected to result in an aggregate debt reduction of $160.8 million.
Time Charter Out Agreements
In July 2022, we entered into a time charter-out agreement on an LR2 product tanker, STI Goal, for three years at the rate of $30,380 per day. The charterer has the option to extend the term of this agreement for an additional year at $32,380 per day. If this option is declared, the charterer has the option to further extend the term of this agreement for an additional year at $34,380 per day.
In August 2022, we entered into a time charter-out agreement on a LR2 product tanker, STI Lombard, for three years at the rate of $32,750 per day. The charterer has the option to extend the term of this agreement for an additional year at $34,750 per day. If this option is declared, the charterer has the option to further extend the term of this agreement for an additional year at $36,750 per day.
In September 2022, we entered into a time charter-out agreement on an LR2 product tanker, STI Gauntlet, for three years at the rate of $32,750 per day.